UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway Lewisville, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 22, 2021, the Board of Directors (the “Board”) of Orthofix Medical Inc. (the “Company”), consistent with a recommendation made by the Board’s Nominating and Governance Committee, has appointed Wayne C. Burris as a director. The Board has determined that Mr. Burris is an independent director under the listing rules of the Nasdaq Stock Market. There are no transactions involving Mr. Burris and the Company requiring disclosure under Item 404(a) of Regulation S-K. In connection with Mr. Burris’s appointment, the Board resolved to increase its size from seven to eight directors, effective immediately. Mr. Burris has been appointed to the Audit and Finance Committee of the Board.

Mr. Burris will receive the Company’s standard annual fee for non-employee director service. In connection with his appointment, he will also receive options to acquire 22,184 shares of common stock (vesting in 1/4th increments on each of the first, second, third and fourth anniversary of grant) as of September 22, 2021, pursuant to the Company’s Amended and Restated 2012 Long-Term Incentive Plan.

Item 7.01	Regulation FD Disclosure.

On September 23, 2021, the Company issued a press release regarding the appointment described above. That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

99.1	Press release, dated September 23, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Development Officer

Date: September 23, 2021